================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - NOVEMBER 15, 2002


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


            TEXAS                    1-12833                     75-2669310
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)


            TEXAS                    1-11668                     75-1837355
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


        REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - 214-812-4600


================================================================================

         All of the information contained in this Form 8-K is being filed by TXU Corp. Certain of the information contained in this Form 8-K relates to TXU US Holdings Company (US Holdings), a wholly owned subsidiary of TXU Corp., and such information as it relates to US Holdings is being filed by US Holdings.

         TXU Energy Company LLC, a wholly-owned subsidiary of US Holdings, is referred to herein as "TXU Energy".

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

Exchangeable Subordinated Notes

         TXU Energy has signed an agreement to issue $750 million of exchangeable subordinated notes to funds affiliated with DLJ Merchant Banking Partners III, L.P. The transaction is expected to close on or about November 22, 2002 subject to the satisfaction of various closing conditions. The net proceeds will be used to repay debt and for other general corporate purposes.

         The notes will mature in ten years, bear interest at the rate of nine percent per annum and permit the deferral of interest payments. The notes may be exchanged at any time for TXU Corp. common stock at an exercise price of $13.15 per share. The number of shares of TXU Corp. common stock that may be issuable upon the exercise of the exchange right is determined by dividing the principal amount of notes to be exchanged by the exercise price. On the basis of the current outstanding amount of TXU Corp. common stock, the shares to be issued would represent approximately 17 percent of the TXU Corp. common stock on a fully diluted basis. The exercise price and the number of shares to be issued are subject to anti-dilution adjustments.

         The notes are subordinated to all other TXU Energy obligations. TXU Energy has the right to require the holder of the notes to exchange its interest in the notes for a preferred equity interest in TXU Energy with economic and other terms substantially identical to the notes. TXU Energy has 180 days after the closing to consummate such an exchange.

         The noteholders will have the right to designate one member on the board of managers at TXU Energy and the right to nominate for election one board member to the TXU Corp. board of directors.

         The TXU Energy notes and the TXU Corp. common stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. TXU Corp. has agreed to cause the TXU Corp. common stock to be registered under the Securities Act.

Special Shareholders Meeting

         On November 15, 2002, the board of directors of TXU Corp. authorized a special meeting of shareholders for the purpose of approving a transfer of a portion of TXU Corp.'s shareholders' equity from stated capital into surplus, in accordance with the Texas Business Corporation Act. The location and time of the meeting will be established, and a proxy statement soliciting such shareholder approval will be distributed to shareholders, at a later date.

SEC Inquiry

         On November 15, 2002, TXU Corp. received an informal data request from the Securities and Exchange Commission asking TXU Corp. to voluntarily provide documents related to its recent dividend declaration. TXU Corp. intends to fully comply with the request and does not anticipate any adverse consequences.

TXU Europe Limited

         On November 19, 2002, TXU Europe Limited and several of its subsidiaries were placed under the administration process in the United Kingdom (similar to bankruptcy proceedings in the US). As reported in the TXU Corp.
Form 8-K, dated November 5, 2002 and Form 10-Q for the quarterly period ended September 30, 2002, TXU Corp. does not expect that any of the proceeds resulting from the administration process will be available to TXU Corp. TXU Corp. has no intention to continue to fund the operations or any obligations of TXU Europe or its subsidiaries beyond its investment balance.

ITEM 7.  EXHIBITS

         Exhibit No.       Description

         99(a)             Press Release dated November 18, 2002



                           FORWARD-LOOKING STATEMENTS

         This report and other presentations made by TXU Corp. and/or US Holdings contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Although TXU Corp. and US Holdings each believe that in making any such statement its expectations are based on reasonable assumptions, any such statement involves uncertainties and is qualified in its entirety by reference to factors contained in the Forward-Looking Statements section of Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Corp.'s and US Holdings' Annual Reports on Form 10-K for the year ended December 31, 2001 and factors contained in the Risk Factors that May Affect Future Results and Forward-Looking Statements sections of Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations in TXU Corp.'s, and US Holdings' Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2002, as well as various regulatory issues; general industry trends; changes in business strategy or development plans; changes in, or failure or inability to comply with, governmental regulations, including, without limitation, environmental regulations; global financial and credit market conditions; unanticipated changes in operating expenses and capital expenditures; legal and administrative proceedings and settlements; inability of the various counterparties to meet their obligations with respect to financial instruments; changes in tax laws; credit rating agency actions; among others that could cause the actual results of TXU Corp. or US Holdings to differ materially from those projected in such forward-looking statements.

         Any forward-looking statement speaks only as of the date on which such statement is made. Neither TXU Corp. nor US Holdings undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time. It is not possible for TXU Corp. or US Holdings to predict all of such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                      TXU CORP.


                                      By: /s/ Kirk R. Oliver
                                         ---------------------------------------
                                           Name:  Kirk R. Oliver
                                           Title: Treasurer and Assistant
                                                    Secretary

Date:    November 21, 2002


                                      TXU US HOLDINGS COMPANY


                                      By: /s/ Kirk R. Oliver
                                         ---------------------------------------
                                           Name:  Kirk R. Oliver
                                           Title: Treasurer and Assistant
                                                    Secretary

Date:    November 21, 2002